Exhibit 10.7

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

This SECOND AMENDMENT (this “Amendment”), dated as of May 9, 2007, amends the Amended and Restated Loan Agreement, dated as of June 3, 2004 (the “AESOP I Finance Lease Loan Agreement”), between AESOP LEASING L.P., a Delaware limited partnership (“AESOP Leasing” or the “Borrower”), and AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC (formerly known as Cendant Rental Car Funding (AESOP) LLC), a Delaware limited liability company (“ABRCF” or the “Lender”). Unless otherwise specified herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Definitions List attached as Schedule I to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, as amended (the “Base Indenture”), between ABRCF, as issuer, and The Bank of New York Trust Company, N.A. (as successor in interest to The Bank of New York), as trustee (the “Trustee”), as such Definitions List may from time to time be amended in accordance with the terms of the Base Indenture or the AESOP I Finance Lease Loan Agreement, as applicable.

WITNESSETH:

WHEREAS, pursuant to Section 13.1 of the AESOP I Finance Lease Loan Agreement, the AESOP I Finance Lease Loan Agreement may be amended with an agreement in writing and signed and delivered by the Lender and AESOP Leasing and consented to in writing by the Trustee;

WHEREAS, pursuant to Section 12.2 of the Base Indenture, the AESOP I Finance Lease Loan Agreement may be amended with the written consent of ABRCF, the Trustee, any applicable Enhancement Provider, and the Requisite Investors;

WHEREAS, the parties desire to amend the AESOP I Finance Lease Loan Agreement to reflect (i) a change in Original AESOP’s ability to make or declare certain dividends, distributions, purchases and acquisitions, (ii) to reflect ABCR’s entrance into a Guaranteed Depreciation Program with each of GM and Ford and (iii) name changes of certain entities; and

WHEREAS, ABRCF has requested the Trustee, each applicable Enhancement Provider and the Requisite Investors to, and the Trustee, each applicable Enhancement Provider and the Requisite Investors have consented to, the amendment of certain provisions of the AESOP I Finance Lease Loan Agreement as set forth herein;

NOW, THEREFORE, it is agreed:

1. The AESOP II Loan Agreement is hereby amended by (i) deleting the term “Cendant Car Rental Group, LLC” and replacing it with “Avis Budget Car Rental, LLC” in each place such term appears, (ii) deleting the term “CCRG” and replacing it with “ABCR” in each place such term appears, (iii) deleting the term “Cendant Rental Car Funding (AESOP) LLC” and replacing it with “Avis Budget Rental Car Funding (AESOP) LLC” in each place such term appears, (iv) deleting the term “CRCF” and replacing it with “ABRCF” in each place such term appears and (v) deleting the term “Avis Rent A Car System, Inc.” and replacing it with “Avis Rent A Car System, LLC” in each place such term appears.

2. Section 3.2 and Annex I (Vehicle Acquisition Schedule and Related Information) to Exhibit B-1 to the AESOP I Finance Lease Loan Agreement are hereby amended such that all references therein to “GM Repurchase Program” shall hereby be replaced with “GM Guaranteed Depreciation Program or the GM Repurchase Program, as applicable.”

3. This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the AESOP I Finance Lease Loan Agreement.

4. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following has occurred: (i) each of the parties hereto shall have executed and delivered this Amendment to the Trustee, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment and (iii) the Requisite Investors, the Trustee, the Lender and, for any applicable Series of Notes, each applicable Enhancement Provider, shall have consented hereto.

5. From and after the Amendment Effective Date, all references to the AESOP I Finance Lease Loan Agreement shall be deemed to be references to the AESOP I Finance Lease Loan Agreement as amended hereby.

6. This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AESOP LEASING L.P.

By:	AESOP LEASING CORP., its general partner

By:	/s/ Karen C. Sclafani
	Name:	Karen C. Sclafani
	Title:	Executive Vice President, General Counsel and Assistant Secretary

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC

By:	/s/ Karen C. Sclafani
	Name:	Karen C. Sclafani
	Title:	Executive Vice President, General Counsel and Assistant Secretary

Acknowledged and consented to:

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By:	/s/ Marian Onischak
	Name:	Marian Onischak
	Title:	Vice President